Right-of-Use Assets	12 Months Ended
Dec. 31, 2020
Disclosure of quantitative information about right-of-use assets [abstract]
Right-of-Use Assets
13	Right-of-use assets
The carrying amounts of
right-of-use
assets are as below:

	Buildings	Others	Total
	RMB’million	RMB’million	RMB’million
Net book amount at January 1, 2019	100	—	100
Inception of new leases	89	20	109
Depreciation charge	(53)	(8)	(61)

Net book amount at December 31, 2019	136	12	148
Inception of new leases	257	—	257
Depreciation charge	(76)	(10)	(86)
Disposal	(8)	—	(8)

Net book amount at December 31, 2020	309	2	311

During the years ended December 31, 2019 and 2020, interest expense of RMB7 million and RMB9 million arising from lease liabilities was included in finance costs. Expense related to short-term leases of RMB201 million and RMB26 million were included in cost of revenues and expenses during the year ended December 31, 2019, and expense related to short-term leases of RMB238 million and RMB26 million were included in cost of revenues and expenses during the year ended December 31, 2020,
The total cash outflow in financing activities for leases in 2019 was RMB63 million, including principal elements of lease payments of approximately RMB56 million and related interest paid of approximately RMB7 million, respectively. The total cash outflow in financing activities for leases in 2020 was RMB84 million, including principal elements of lease payments of approximately RMB78 million and related interest paid of approximately RMB6 million, respectively
.
The Group considered the lease as a single transaction in which the asset and liability are integrally linked and no net temporary difference at inception. As at December 31, 2019 and 2020, net temporary difference arose on settlement of the liability and the amortization of the leased asset on which deferred tax was immaterial.
During the year
s
 ended December 31, 2019 and 2020, the leases of low value items were immaterial and there were no lease with variable lease payment.